UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 27, 2026, Nauticus Robotics, Inc. (the "Company") held its annual meeting of shareholders (the "Meeting"). At the Meeting, the Company's shareholders (1) elected Dr. Jim Bellingham and Dr. Adam Sharkawy to the Board of Directors as Class I Directors, (2) ratified the appointment of WithumSmith + Brown as the Company's independent registered accounting firm for 2026, (3) authorized the Board of Directors to enact one or more reverse splits of shares of common stock at a cumulative ratio between one to five and one to 250 in the Board’s discretion, (4) approved an amendment to the Company’s 2022 Omnibus Incentive Plan to increase the number of available shares to 6,000,000, and (5) approved a proposal to adjourn the meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Meeting. While a majority of votes cast were in favor of a proposal to increase the authorized shares of the Company's common stock from 625,000,000 to 1,500,000,000, the proposal did not reach the required threshold of a majority of all issued and outstanding common stock, and was therefore not approved.

A total of 12,428,658 shares of common stock of the Company attended the Meeting by proxy or in person, representing 35.61% of the Company's 34,900,303 shares of outstanding common stock entitled to vote as of April 15, 2026, the record date of the Meeting. The results of the voting were as follows:

Proposal 1: Election of two Class I Directors, to serve until the 2029 Annual Meeting of Shareholders.

Nominee	For	Withheld	Broker Non-Votes
Jim Bellingham	2,584,928	423,141	9,420,589
Adam Sharkawy	2,564,737	443,332	9,420,589

Proposal 2: Ratification of the appointment of WithumSmith + Brown as the Company’s independent registered accounting firm for 2026.

For	Against	Abstain
10,819,830	1,529,990	78,838

Proposal 3: Approval of a proposal authorizing the Board of Directors of the Company to enact one or more reverse splits of its shares at a ratio between one to 5 and one to 250 in the Board’s discretion.

For	Against	Abstain
8,257,578	4,054,838	116,242

Proposal 4: Approval of a proposal to approve the increase in the number of shares of authorized Common Stock from 625,000,000 to 1,500,000,000.

For	Against	Abstain
8,259,900	3,940,828	227,930

Proposal 5: Approval of an amendment to the Company’s 2022 Omnibus Incentive Plan to increase the number of available shares to 6,000,000.

For	Against	Abstain	Broker Non-Votes
1,912,375	999,547	96,147	9,420,589

Proposal 6: Approval of a proposal to adjourn the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Meeting.

For	Against	Abstain
8,923,833	3,129,150	375,675

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2026	Nauticus Robotics, Inc.

	By:	/s/ Michael Ferrier
		Name:	Michael Ferrier
		Title:	General Counsel